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                                                                   EXHIBIT 10.18


THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                       SECURED CONVERTIBLE PROMISSORY NOTE

September 22, 2000                                                 $3,000,000.00

         FOR VALUE RECEIVED, LANGUAGEWARE.NET (Company) LTD., an Israeli corporation (hereinafter called the "Borrower" or "Company") hereby promises to pay to the order Technology Fund II Pte Ltd., a company organized under the laws of Singapore (the "Lender") the sum of THREE MILLION and no/100 dollars ($3,000,000.00) or so much thereof as may be advanced pursuant to paragraph 1 of this Promissory Note ("Note"), on March 22, 2001 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the prime rate of interest as determined by the Wall Street Journal on the date hereof (the "Issue Date") plus two hundred (200) basis points until the same becomes due and payable whether at maturity or upon acceleration or otherwise. Interest on any outstanding principal balance shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions of paragraph 3 below, shall be payable on the Maturity Date. All payments of interest (to the extent not converted in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Lender shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

         1. Disbursements. Disbursements of principal shall be made from time to time as requested by the Borrower. Borrower shall give Lender written notice of any requested disbursements under this Note ("Disbursement Request"). Such Disbursement Request shall include the amount of the requested disbursement, the required date of receipt of the disbursement (which shall not be less than three
(3) business days from the date of the Disbursement Request) and wire transfer instructions for receipt of such disbursement. Lender shall not be required to disburse more than $500,000 per month unless otherwise agreed to by Lender. Borrower shall have no obligation to request disbursement of any principal hereunder.

         Upon determination by Lender that Borrower has met all requirements under this Agreement, Lender shall disburse to the Borrower the amount set forth in the Disbursement Request via wire transfer of immediately available funds within the time set forth in the applicable Disbursement Request.

         2. Prepayment Borrower shall have no right to prepay the outstanding principal on this Note unless such prepayment is approved by Lender in its absolute and sole discretion.

         3. Conversion. At any time after the Issue Date, if the principal amount of this Note has not been paid in full, Lender shall have the right to convert all or any portion of the outstanding principal amount of this Note and



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any accrued but unpaid interest on this Note into ordinary shares of the
Borrower, par value NIS 0.01 ("Common Stock"). Lender may exercise its conversion right by delivering to the Borrower a written notice stating that Lender elects to convert into Common Stock all or a portion of the principal of and interest on the Note as provided herein. Conversion shall be effective as of the close of business on the date of delivery of such notice. As promptly as practicable thereafter, the Borrower shall issue and deliver to Lender a certificate for the shares of Common Stock issuable upon such conversion. Any person in whose name the certificate for Common Stock is to be issued shall be considered to have become a Lender of record of such Common Stock as of the close of business on the date of the conversion ("Conversion Date"). The Borrower shall not be required to issue fractional shares of Common Stock on the conversion of the Note. If any fraction of a share would be issuable on the conversion of the Note, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher whole number of shares.

         4. Conversion Price. The number of shares of Common Stock issuable upon conversion of the Note pursuant to paragraph 3 hereof shall be the number of shares equal in value to the amount of the principal and interest to be converted. The per share value of the Common Stock ("Conversion Price") shall be the lesser of (a) $0.20; or (b) the lowest price per share received by the Borrower between the Issue Date and the Maturity Date from the sale of its Common Stock in an aggregate amount of not less than $6,000,000 to third parties not related to the Lender ("Next Financing").

         5. Warrants. Borrower will issue to Lender warrants to purchase a number of shares of Common Stock equal to one hundred percent (100%) of the number of shares issuable to Lender upon conversion of any outstanding principal drawn by Borrower pursuant to paragraph 1 and any accrued but unpaid interest on such principal converted by Lender hereunder. The exercise price of the warrants shall be the lesser of (a) $0.20; or (b) the price per share received by the Borrower in the Next Financing. Such warrants shall be issued upon request by Lender, will be exercisable upon issuance and will expire December 31, 2001. The warrants issuable hereunder for amounts of principal drawn by Borrower shall be granted irrespective of whether such outstanding principal is converted, repaid or prepaid. Warrants issuable hereunder for accrued but unpaid interest on any principal drawn by Borrower shall only be issued upon conversion of such interest by Lender.

         6. Merger or Acquisition. In the event of a merger or acquisition of the Company or a sale of all or substantially all of the Company's assets on or before the Maturity Date, Lender shall have the option of (i) converting the outstanding principal and accrued but unpaid interest into Common Stock of the Company at the lesser of (x) $0.20 per share or (y) or the per-share merger, acquisition or sales price or (ii) having the outstanding principal and all accrued but unpaid interest fully repaid upon the closing of the merger, acquisition or sale.

         In the event of a merger or acquisition of the Company or a sale of all or substantially all of the Company's assets on or before the Maturity Date, the exercise price of any unexercised warrants shall be the lesser of (i) $0.20 per share or (ii) or the per-share merger, acquisition or sales price.

         7. Reservation of Shares. On the Issue Date, the Borrower shall have authorized and reserved and shall thereafter keep available for issuance from its authorized but unissued shares of Common Stock not less than 30,000,000 shares of Common Stock solely for the purpose of issuance upon conversion of this Note and any warrants to be issued hereunder. Such number of authorized but unissued shares of Common Stock so reserved shall not be decreased, except in the case of reverse stock splits and similar transactions.

            8. REGISTRATION RIGHTS. WHENEVER THE BORROWER PROPOSES TO FILE A REGISTRATION STATEMENT WITH THE UNITED STATES SECURITIES EXCHANGE COMMISSION INVOLVING AN OFFERING OF BORROWER'S COMMON STOCK



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BY BORROWER OR ANY SHAREHOLDERS OF BORROWER, BORROWER WILL, PRIOR TO SUCH
FILING, GIVE WRITTEN NOTICE TO ALL HOLDERS OF THE SHARES OF COMMON STOCK ISSUED OR ISSUABLE UPON CONVERSION OF THIS NOTE AND THE SHARES UNDERLYING THE WARRANTS GRANTED HEREIN (COLLECTIVELY, THE "CONVERSION SHARES") OF ITS INTENTION TO DO SO. UPON THE WRITTEN REQUEST OF THE HOLDER OF THIS NOTE OR THE CONVERSION SHARES, GIVEN WITHIN 20 DAYS AFTER THE BORROWER PROVIDES SUCH NOTICE, THE BORROWER SHALL USE ITS BEST EFFORTS TO CAUSE ALL CONVERSION SHARES TO BE INCLUDED IN SUCH REGISTRATION STATEMENT. SO LONG AS LENDER IS AN "AFFILIATE" OF THE COMPANY, LENDER SHALL AT ANY TIME AFTER SIX (6) MONTHS AFTER THE DATE OF THIS NOTE HAVE THE RIGHT TO DEMAND THE COMPANY TO REGISTER ALL OF THE SHARES ISSUED UPON CONVERSION OF THE NOTE AND SHARES UNDERLYING THE WARRANTS ON A SEC FORM S-3 REGISTRATION STATEMENT, AND IF THE COMPANY IS NOT ELIGIBLE TO USE FORM S-3, SUCH OTHER FORM AS MAY BE ACCEPTABLE TO THE LENDER.

         9. Stock Splits, Stock Dividends, Etc. If at any time on or after the Issue, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased. In such event, the Borrower shall notify the Borrower's transfer agent of such change on or before the effective date thereof.

         10. Restrictions on Shares. The shares of Common Stock issuable upon conversion of this Note and any warrants issued hereunder may not be sold or transferred unless (i) they first shall have been registered under the Securities Act and applicable state securities laws, (ii) the Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably satisfactory to the Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act or
(iii) they are sold pursuant to Rule 144 under the Securities Act. Each certificate for shares of Common Stock issuable upon conversion of this Note or any warrants issued hereunder that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.


         11. Events of Default. If any of the following events of default (each, an "Event of Default") shall occur:

              a. the Borrower fails (i) to pay the principal hereof when due, whether at maturity, upon acceleration or otherwise or (ii) to pay any installment of interest hereon when due and such failure continues for a period of five (5) business days after the due date thereof,



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              b. the Borrower provides notice to the Lender, including by way of public announcement, at any time, of its intention not to issue shares of Common Stock to the Lender upon conversion in accordance with the terms of the Notes,

              c. the Borrower shall:

                  (i) sell, convey or dispose of all or substantially all of its assets; or

                  (ii) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Borrower); or

              d. the Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed; or

              e. bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower;

then, upon the occurrence and during the continuation of any Event of Default, all outstanding principal amount of this Note and accrued and unpaid interest thereon, together with all other ancillary amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Lender shall be entitled to exercise all other rights and remedies available at law or in equity.

         12. Representations and Warranties of Borrower. The Borrower hereby represents and warrants to the Lender as follows, subject to its disclosures in its most recent Forms 10-K and 10-Q.

              a. Legal Status. The Borrower is a corporation, duly incorporated and validly existing under Israeli Law, and has the power and authority to own its property, to conduct its business as currently conducted and to consummate the transactions contemplated in this Note.

              b. Power and Authority The Borrower has taken all necessary action to authorize the execution of this Note to which it is a party, the performance of its obligations hereunder and thereunder and the consummation. of the transactions contemplated herein and therein. All governmental and regulatory authorizations and consents of any kind necessary to authorize the Loans or required for the validity or enforceability of this Note have been obtained or performed and are valid and in full force and effect.

              c. Validity. This Note has been duly executed by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms.

              d. No Defaults. No event has occurred and is continuing that constitutes or would constitute an Event of Default hereunder.

              e. Business and Management. The Company shall in good faith implement the new business plan approved by the Board of Directors on September 11, 2000. A failure to do so or any change or adjustment by the Company of any senior management personnel without



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the prior written consent of the Lender shall each constitute an event of default under the Note, if not cured within ten (10) business days of notice of such default by Lender. The Company shall use its best commercial efforts to cap its operating expenses to no more than $600K per month for the first two months and no more than $500K per month thereafter.

              f. Additional Debt. Unless agreed upon by Lender, Borrower shall not incur any indebtedness in addition to the amounts available under this Note unless such additional indebtedness is expressly subordinated to this Note in all respects.

              g. Repetition of Representations and Warranties. Each of the representations and warranties set forth in this paragraph 11 shall be deemed to be repeated at all times during the term of this Note.

         13. Application of Payments. All payments received by the Lender from the Borrower shall, regardless of any appropriation of all or part of that amount by the Borrower be applied, first, in or towards payment of any interest (including late payment interest) then due and payable hereunder, second, to payment of any principal then due and payable hereunder and third, in or towards payment of arty other sum then due and payable hereunder.

         14. Costs of Collection. If this Note is placed in the hands of an attorney for collection through the institution of a judicial proceeding, and Lender is successful in such proceeding, then Maker agrees to pay, in addition to all other amounts owing hereunder, the reasonable attorneys' fees and collection costs of Lender arising specifically out of the collection of this Note.

         15. Grant of Security Interest. To secure the due payment of this Note and performance of Borrower's obligations, Borrower hereby assigns as collateral security, pledges, hypothecates, transfers and sets over to Lender and grants to Lender a lien on and security interest in all assets in which Borrower has a present or future interest, now or hereafter existing or acquired, and wherever located, tangible or intangible, including but not limited to all intellectual property of the Borrower. Borrower agrees to execute all such documents as may reasonably be requested by Lender in order to perfect the security interests granted herein.

         16. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier and shall be deemed to have been given upon receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

If to the Borrower:
                       LanguageWare.net (Company) Ltd.
                       102 South Tejon, Suite 320
                       Colorado Springs, CO 80903
                       Attn: Tom Foster, CFO

If to the Lender:
                       Technology Fund II Pte Ltd.
                       9 Scotts Road,  #06-01 Pacific Plaza
                       Singapore 228210
                       Attn: Thomas Ng



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         17. Remedies and Waivers. No failure or delay on the part of the Lender in exercising any right hereunder shall operate as a waiver of, or impair, any such tight. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of arty other right. No waiver of any such right shall be effective unless given in writing. No waiver of any such right shall be deemed a waiver of any other right hereunder.

         18. Assignability. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided, however, that the neither the Borrower nor Lender shall assign any of its rights or obligations under this Note without the prior written consent of the other party, such consent not to be unreasonably withheld.



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         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this 27th day of September, 2000.


                                         LANGUAGEWARE.NET (COMPANY) LTD.


                                         By:   /s/ Thomas B. Foster
                                            --------------------------------
                                              Name: Thomas B. Foster
                                              Title: Chief Financial Officer



                                         TECHNOLOGY FUND II PTE LTD.



                                         By:   /s/ Glenn Chin-Yuen Chao
                                            --------------------------------
                                              Name: Glenn Chin-Yuen Chao
                                              Title: Director